SECURITIES AND EXCHANGE COMMISSION

			     Washington, D.C.  20549




				    FORM 8-K

				 CURRENT REPORT




			 PURSUANT TO SECTION 13 OR 15(d)

		     OF THE SECURITIES EXCHANGE ACT OF 1934





		       Date of Report:  March 06, 1998





		      BRITTON & KOONTZ CAPITAL CORPORATION
	       (Exact name of issuer as specified in its charter)





							      64-0665423
       Mississippi                 0-22606                   (IRS Employer
(State of Incorporation)    Commission File Number        Identification No.)





		  500 Main Street, Natchez, Mississippi  39120
		    (Address of principal executive offices)





			    Telephone:  (601)445-5576

		      BRITTON & KOONTZ CAPITAL CORPORATION
				 AND SUBSIDIARY


				      INDEX









Item 5.  Other Events.

	    The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

	    20    Other Documents or Statements to Security Holders.

				    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


			       BRITTON & KOONTZ CAPITAL CORPORATION




March 06, 1998                 /s/ W. Page Ogden
			       _____________________________
			       W. Page Ogden
			       President and Chief Executive
			       Officer

				 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


		Press Release Dated January 21, 1998